UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

SPEEDUS CORP.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-27582 (Commission File Number)	13-3853788 (IRS Employer Identification No.)

9 Desbrosses Street, Suite 402 New York,New York (Address of principal executive offices)	10013 (ZipCode)

Registrant's telephone number, including area code: (888)-773-3669

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 31, 2006, Speedus Corp. issued a press release announcing its fourth quarter and fiscal 2005 results. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Speedus Corp.

By: /s/ Thomas M. Finn

Name:  Thomas M. Finn

Title:    Treasurer and Chief Financial Officer

Date: April 6, 2006

EXHIBITS INDEX

EXHIBIT
NUMBER	TITLE OF DOCUMENT
99.1	Press release dated March 31, 2006